                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                               649,402.21
        Available Funds:
                  Contract Payments due and received in this period                                                    4,452,388.71
                  Contract Payments due in prior period(s) and received in this period                                   386,331.04
                  Contract Payments received in this period for next period                                              350,500.43
                  Sales, Use and Property Tax payments received                                                           64,156.62
                  Prepayment Amounts related to early termination in this period                                          31,111.03
                  Servicer Advance                                                                                       639,856.92
                  Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
                  Transfer from Reserve Account                                                                           11,178.69
                  Interest earned on Collection Account                                                                   24,422.70
                  Interest earned on Affiliated Account                                                                      930.74
                  Proceeds from repurchase of Contracts per Contribution and Servicing
                      Agreement Section 5.03                                                                                   0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01
                      (Substituted contract < Predecessor contract)                                                            0.00
                  Amounts paid under insurance policies                                                                        0.00
                  Maintenance, Late Charges and any other amounts                                                         30,163.70

                                                                                                                      -------------
        Total Available Funds                                                                                          6,640,442.79
        Less: Amounts to be Retained in Collection Account                                                               789,663.41
                                                                                                                      -------------
        AMOUNT TO BE DISTRIBUTED                                                                                       5,850,779.38
                                                                                                                      =============


        DISTRIBUTION OF FUNDS:
                  1. To Trustee -  Fees                                                                                        0.00
                  2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          386,331.04
                  3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                            a) Class A1 Principal and Interest                                                         3,571,155.68
                            a) Class A2 Principal (distributed after A1 Note matures) and Interest                       195,000.00
                            a) Class A3 Principal (distributed after A2 Note mature) and Interest                        325,520.00
                            a) Class A4 Principal (distributed after A3 Note matures) and Interest                       219,862.50
                            a) Class A5 Principal (distributed after A4 Note mature) and Interest                        234,054.83
                            b) Class B Principal and Interest                                                             78,205.92
                            c) Class C Principal and  Interest                                                           158,047.23
                            d) Class D Principal and Interest                                                            107,423.55
                            e) Class E Principal and Interest                                                            145,367.82

                  4. To Reserve Account for Requirement per Indenture Agreement
                     Section 3.08                                                                                              0.00
                  5. To Issuer - Residual  Principal and Interest and Reserve
                     Account Distribution
                            a) Residual Interest (Provided no Restricting or
                               Amortization Event in effect)                                                              95,137.38
                            b) Residual Principal (Provided no Restricting or
                               Amortization Event in effect)                                                             120,959.33
                            c) Reserve Account Distribution (Provided no
                               Restricting or Amortization Event in effect)                                               11,178.69
                  6. To Servicer, Tax, Maintenance, Late Charges and Bank
                     Interest Earned and Any Other Amounts                                                               119,673.76
                  7. To Servicer, Servicing Fee and other Servicing Compensations                                         82,861.65
                                                                                                                      -------------
        TOTAL FUNDS DISTRIBUTED                                                                                        5,850,779.38
                                                                                                                      =============

                                                                                                                      -------------
        End of Period Collection Account Balance {Includes Payments in Advance &
          Restricting Event Funds (if any)}                                                                              789,663.41
                                                                                                                      =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,511,821.93
            - Add Investment Earnings                                                                                     11,178.69
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                    11,178.69
                                                                                                                      -------------
End of period balance                                                                                                 $2,511,821.93
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                             $2,511,821.93
                                                                                                                      =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000



III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                                                       158,119,444.03
                           Pool B                                                        36,311,922.70
                                                                                      -----------------
                                                                                                               194,431,366.73
Class A Overdue Interest, if any                                                                  0.00
Class A Monthly Interest - Pool A                                                           821,081.99
Class A Monthly Interest - Pool B                                                           188,560.41

Class A Overdue Principal, if any                                                                 0.00
Class A Monthly Principal - Pool A                                                        2,666,084.23
Class A Monthly Principal - Pool B                                                          869,866.38
                                                                                      -----------------
                                                                                                                 3,535,950.61
Ending Principal Balance of the Class A Notes
                           Pool A                                                       155,453,359.80
                           Pool B                                                        35,442,056.32
                                                                                      -----------------
                                                                                                              ---------------
                                                                                                               190,895,416.12
                                                                                                              ===============


Interest Paid Per $1,000        Principal Paid Per $1,000                Ending Principal
Original Face $221,020,000      Original Face $221,020,000               Balance Factor
      $ 4.568104                        $ 15.998329                         86.370200%



IV.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Class A1                                               8,411,366.73
                           Class A2                                              40,000,000.00
                           Class A3                                              62,400,000.00
                           Class A4                                              41,000,000.00
                           Class A5                                              42,620,000.00
                                                                                ---------------

Class A Monthly Interest                                                                                 194,431,366.73
                           Class A1 (Actual Number Days/360)                         35,205.07
                           Class A2                                                 195,000.00
                           Class A3                                                 325,520.00
                           Class A4                                                 219,862.50
                           Class A5                                                 234,054.83
                                                                                ---------------

Class A Monthly Principal
                           Class A1                                               3,535,950.61
                           Class A2                                                       0.00
                           Class A3                                                       0.00
                           Class A4                                                       0.00
                           Class A5                                                       0.00
                                                                                ---------------
                                                                                                           3,535,950.61
Ending Principal Balance of the Class A2 Notes
                           Class A1                                               4,875,416.12
                           Class A2                                              40,000,000.00
                           Class A3                                              62,400,000.00
                           Class A4                                              41,000,000.00
                           Class A5                                              42,620,000.00
                                                                                ---------------
                                                                                                         --------------
                                                                                                         190,895,416.12
                                                                                                         ==============

Class A1
Interest Paid Per $1,000         Principal Paid Per $1,000      Ending Principal
Original Face $35,000,000        Original Face $35,000,000       Balance Factor
     $ 1.00586                         $ 101.02716                 13.929760%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                           2,695,672.62
                                           Pool B                             619,060.52
                                                                          --------------
                                                                                                3,314,733.14

           Class B Overdue Interest, if any                                         0.00
           Class B Monthly Interest - Pool A                                   14,579.10
           Class B Monthly Interest - Pool B                                    3,348.09
           Class B Overdue Principal, if any                                        0.00
           Class B Monthly Principal - Pool A                                  45,449.78
           Class B Monthly Principal - Pool B                                  14,828.95
                                                                          --------------
                                                                                                   60,278.73
           Ending Principal Balance of the Class B Notes
                                           Pool A                           2,650,222.84
                                           Pool B                             604,231.57
                                                                          --------------
                                                                                                ------------
                                                                                                3,254,454.41
                                                                                                ============


Interest Paid Per $1,000                  Principal Paid Per $1,000                  Ending Principal
Original Face $3,768,000                  Original Face $3,768,000                    Balance Factor
      $ 4.757747                                 $ 15.997540                            86.370871%


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                                 5,392,146.01
                                           Pool B                                 1,238,320.31
                                                                                ---------------
                                                                                                         6,630,466.32

           Class C Overdue Interest, if any                                               0.00
           Class C Monthly Interest - Pool A                                         30,488.09
           Class C Monthly Interest - Pool B                                          7,001.67
           Class C Overdue Principal, if any                                              0.00
           Class C Monthly Principal - Pool A                                        90,899.56
           Class C Monthly Principal - Pool B                                        29,657.91
                                                                                ---------------
                                                                                                           120,557.47
           Ending Principal Balance of the Class C Notes
                                           Pool A                                 5,301,246.45
                                           Pool B                                 1,208,662.40
                                                                                ---------------
                                                                                                      ----------------
                                                                                                         6,509,908.85
                                                                                                      ================

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $7,537,000        Original Face $7,537,000        Balance Factor
      $ 4.974096                       $ 15.995419                 86.372679%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class D Notes
                                         Pool A                                 3,594,230.18
                                         Pool B                                   825,414.02
                                                                            -----------------
                                                                                                          4,419,644.20

          Class D Overdue Interest, if any                                              0.00
          Class D Monthly Interest - Pool A                                        21,999.68
          Class D Monthly Interest - Pool B                                         5,052.22
          Class D Overdue Principal, if any                                             0.00
          Class D Monthly Principal - Pool A                                       60,599.71
          Class D Monthly Principal - Pool B                                       19,771.94
                                                                            -----------------
                                                                                                             80,371.65
          Ending Principal Balance of the Class D Notes
                                         Pool A                                 3,533,630.47
                                         Pool B                                   805,642.08
                                                                            -----------------
                                                                                                     ------------------
                                                                                                          4,339,272.55
                                                                                                     ==================


Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $5,024,000                  Original Face $5,024,000                          Balance Factor
     $ 5.384534                                  $ 15.997542                                  86.370871%



VIII.   CLASS E NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class E Notes
                                         Pool A                                   4,494,389.22
                                         Pool B                                   1,032,166.05
                                                                                ---------------
                                                                                                           5,526,555.27

          Class E Overdue Interest, if any                                                0.00
          Class E Monthly Interest - Pool A                                          36,516.91
          Class E Monthly Interest - Pool B                                           8,386.35
          Class E Overdue Principal, if any                                               0.00
          Class E Monthly Principal - Pool A                                         75,749.64
          Class E Monthly Principal - Pool B                                         24,714.92
                                                                                ---------------
                                                                                                             100,464.56
          Ending Principal Balance of the Class E Notes
                                         Pool A                                   4,418,639.58
                                         Pool B                                   1,007,451.13
                                                                                ---------------
                                                                                                       -----------------
                                                                                                           5,426,090.71
                                                                                                       =================


Interest Paid Per $1,000                  Principal Paid Per $1,000                 Ending Principal
Original Face $6,282,000                  Original Face $6,282,000                   Balance Factor
     $ 7.147924                                   $ 15.992448                           86.375210%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                                5,401,367.52
                                           Pool B                                1,240,270.25
                                                                                --------------
                                                                                                                   6,641,637.77

           Residual Interest - Pool A                                               77,370.35
           Residual Interest - Pool B                                               17,767.03
           Residual Principal - Pool A                                              91,202.56
           Residual Principal - Pool B                                              29,756.77
                                                                                --------------
                                                                                                                     120,959.33
           Ending Residual Principal Balance
                                           Pool A                                5,310,164.96
                                           Pool B                                1,210,513.48
                                                                                --------------
                                                                                                                ----------------
                                                                                                                   6,520,678.44
                                                                                                                ================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                          82,861.65
            - Servicer Advances reimbursement                                                                        386,331.04
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        119,673.76
                                                                                                                ----------------
           Total amounts due to Servicer                                                                             588,866.45
                                                                                                                ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000




XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  179,697,249.62

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                     0.00

       Decline in Aggregate Discounted Contract Balance                                                                 3,029,985.50

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     ---------------
          ending of the related Collection Period                                                                     176,667,264.12
                                                                                                                     ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                            2,999,058.52

           - Principal portion of Prepayment Amounts                                                     30,926.98

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                    ---------------
                                            Total Decline in Aggregate Discounted Contract Balance    3,029,985.50
                                                                                                    ===============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                   41,267,153.87

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                     0.00

       Decline in Aggregate Discounted Contract Balance                                                                   988,596.85

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     ---------------
          ending of the related Collection Period                                                                      40,278,557.02
                                                                                                                     ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                              988,596.85

           - Principal portion of Prepayment Amounts                                                          0.00

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                    ---------------
                                            Total Decline in Aggregate Discounted Contract Balance      988,596.85
                                                                                                    ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     216,945,821.14
                                                                                                                     ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
              POOL A                                                                                            Predecessor
                                                                                Discounted       Predecessor    Discounted
              Lease #                Lessee Name                                Present Value    Lease #        Present Value
              -----------------------------------------------------             ---------------  ------------   -------------
              2199-001               Regional Radiology, LLC                     $1,112,975.58     1881-001       $2,435,321.88
              1231-041               Radnet Management, Inc.                       $953,502.31
              1560-013               Drew Medical inc                              $342,866.78
                                     Cash                                           $25,977.21








                                                                                ---------------                 ---------------
                                                                   Totals:       $2,435,321.88                    $2,435,321.88

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $2,435,321.88
              b) ADCB OF POOL A AT CLOSING DATE                                                                 $201,135,070.09
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO  X


              POOL B                                                                                            Predecessor
                                                                                Discounted       Predecessor    Discounted
              Lease #                Lessee Name                                Present Value    Lease #        Present Value
              -----------------------------------------------------             ---------------  ------------   -------------
                                     NONE









                                                                                ---------------                 ---------------
                                                                   Totals:                $0.00                           $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                  $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
                 AGENCY APPROVES)                                                                                          0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
              HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES___   NO  X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                           Predecessor
                                                                                 Discounted      Predecessor    Discounted
              Lease #           Lessee Name                                      Present Value   Lease #        Present Value
              --------------------------------------------------------------     --------------  ------------   ---------------
              408-502           Western Kentucky Diagnostic                         $495,646.95    277-103        $2,561,363.27
              1042-501          Pinnacle Imaging, Inc.                            $1,631,421.93   1513-002          $953,250.10
              2375-001          Tuscarawas Ambulatory                             $1,286,730.05   1725-002          $588,254.35
              1097-506          Advanced Healthcare Resources                       $675,567.93
                                Cash                                                 $13,500.87






                                                                                  -------------                 ---------------
                                                                   Totals:        $4,102,867.73                   $4,102,867.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                      4,102,867.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                 $251,182,193.26
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES      NO  X




              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                     Predecessor
                                                                                 Discounted      Predecessor    Discounted
              Lease #           Lessee Name                                      Present Value   Lease #        Present Value
              --------------------------------------------------------------     --------------  ------------   ---------------
                                None









                                                                                      ---------                  --------------
                                                                      Totals:             $0.00                           $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                  $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES      NO  X

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE MARCH 13, 2000



XV.    POOL PERFORMANCE MEASUREMENTS


1.                   AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
              This Month                                          3,805,302.90   This Month                         216,945,821.14
              1 Month Prior                                       1,179,412.46   1 Month Prior                      220,964,403.49
              2 Months Prior                                      5,174,379.50   2 Months Prior                     227,179,034.96

              Total                                              10,159,094.86   Total                              665,089,259.59

              A) 3 MONTH AVERAGE                                  3,386,364.95   B) 3 MONTH AVERAGE                 221,696,419.86

              c) a/b                                                     1.53%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                          Yes        No        X
                                                                                                              -------       -------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                                       Yes        No        X
                                                                                                              -------       -------
              B. An Indenture Event of Default has occurred and is then continuing?                       Yes        No        X
                                                                                                              -------       -------

4.            Has a Servicer Event of Default occurred?                                                   Yes        No        X
                                                                                                              -------       -------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                                            Yes        No        X
                                                                                                              -------       -------
              B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
                   not remedied within 90 days?                                                           Yes        No        X
                                                                                                              -------       -------
              C. As of any Determination date, the sum of all defaulted contracts since the Closing date
                   exceeds 6% of the ADCB on the Closing Date?                                            Yes        No        X
                                                                                                              -------       -------

6.            Aggregate Discounted Contract Balance at Closing Date                            Balance    $ 251,182,193.26

              DELINQUENT LEASE SUMMARY

                                      Days Past Due            Current Pool Balance      # Leases
                                      -------------            --------------------      --------
                                            31 - 60                    5,300,867.19            48
                                            61 - 90                    2,779,449.91            17
                                           91 - 180                    3,805,302.90            18



Approved By:
Lisa J. Cruikshank
Vice President